UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 7, 2021

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed by EVERTEC, Inc. (the “Company”) with the Securities and Exchange Commission on April 29, 2021 (the “Original Form 8-K”), to disclose the effectiveness of the respective appointments of Mr. Diego Viglianco as Executive Vice President and Chief Operating Officer of the Company, and Mr. Philip Steurer as Senior Vice President and Chief Strategy Officer of the Company, and the termination of Mr. Viglianco’s consulting agreement. Other than as specifically set forth in this Amendment No. 1, no other modification to the Original Form 8-K is being made. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Amendment No. 1.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On April 29, 2021, the Company announced that Mr. Philip Steurer would transition from his role as Executive Vice President and Chief Operating Officer to Senior Vice President and Chief Strategy Officer, and that said appointment would become effective as of a future date. The Company hereby confirms that Mr. Steurer’s transition to his new role became effective on June 7, 2021.

(c) On April 29, 2021, the Company announced that Mr. Diego Viglianco had been appointed as the Company’s Executive Vice President and Chief Operating Officer, and that said appointment would become effective as of a future date, upon the finalization of U.S. work visa formalities. The Company hereby confirms that Mr. Viglianco’s appointment became effective on June 7, 2021. Furthermore, Mr. Viglianco’s consulting agreement with the Company, whereby he provided consulting services prior to the effectiveness of his appointment, was terminated on June 7, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: June 7, 2021	By:	/s/ Luis A. Rodríguez
Name: Luis A. Rodríguez
Title: Executive Vice President and Chief Legal and Corporate Development Officer